Exhibit 10.18


            AMENDMENT TO AGREEMENT AND PLAN OF CLASS B REORGANIZATION

                  THIS AMENDMENT AGREEMENT made this 1st day of April, 1999 by and among Applied Cellular Technology, Inc. ("ACT"), Universal Commodities Corporation, ("Buyer"), Donn J. Wagner ("Donn Wagner"), Angela S. Wagner ("Angela Wagner"), Edward M. Kelly ("Edward Kelly") and Eileen E. Kelly [("Eileen Kelly") together with Donn Wagner, Angela Wagner and Edward Kelly, collectively the Sellers] and Data Path Technologies, Inc., a New York corporation ("Acquiree").

                  WHEREAS, the parties entered into an Agreement and Plan of Class B Reorganization dated June 30, 1998 (the "Agreement and Plan of Class B Reorganization") whereby Buyer acquired one hundred percent (100%) of the issued and outstanding shares of Acquiree; and

                  WHEREAS, the Buyer is in the process of preparing for an Initial Public Offering ("IPO"); (the tentative name of such corporation is "Inteletek, Inc."); and

                  WHEREAS, such Agreement and Plan of Class B Reorganization contained a provision whereby the Acquiree, could upon the achievement of certain agreed upon EBIT amounts, earn additional payments, defined in Section 2.2(c) of such Agreement and Plan of Class B Reorganization as Additional Consideration.

                  WHEREAS,   the  parties   wish  to  fix  the  amount  of  such
"Additional Consideration" and method and manner of payment.

                  NOW, THEREFORE, in exchange for the mutual covenants contained herein and other good and valuable consideration, the parties agree as follows:

                  1. Additional Consideration. The total amount to be paid as Additional Consideration shall be Two Million Dollars ($2,000,000.00), and shall be paid to Sellers by Buyer, at its sole discretion, in a combination of either cash and/or shares of the restricted common stock of Inteletek, Inc. ("Inteletek Stock"). The ratio of cash and/or Inteletek Stock that is paid by Buyer shall be determined by Buyer at the time of payment, provided however that in no event shall Sellers receive less than seventy percent (70%) of such payment in cash. The balance shall be paid in stock pursuant to this Agreement. The valuation of the Inteletek Stock conveyed to Seller shall be determined as the "Offering Price" of the Inteletek Stock at the time of the IPO. The allocation of the Additional Consolidation, unless otherwise agreed shall be apportioned equally among Donn Wagner, Angela Wagner, Edward Kelly and Eileen Kelly.

                  Such Inteletek Stock shall be restricted for a one (1) year period from the date of issuance.

                  The parties agree that, if necessary, Seller shall enter into a Registration Rights Agreement which shall more clearly define the parties' rights and obligations with regard to the Inteletek Stock issued pursuant to this Agreement.

                  2. Registration Rights. In the event that Inteletek Stock is issued to Seller pursuant to this Amendment to Agreement and Plan of Class B Reorganization, such Inteletek Stock shall be issued in accordance with the Registration Rights Agreement and shall contain the following restricted legend:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933 and are "restricted securities" as that term is defined in Rule under the Act. The shares may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such Act."

                           Inteletek  shall  make  very  good  faith  effort  to
                  prepare and file a Registration Statement with respect to such Inteletek Stock conveyed hereunder within one (1) year of the date of issuance.

                  3. Additional Consideration. The parties agree that this Amendment Agreement and Plan of Class B Reorganization shall supercede and replace all the obligations and duties under the Additional Consideration provision as provided for in the Agreement and Plan of Class B Reorganization and that the payment of the amount as hereinabove provided shall be construed as the full and complete payment of the amounts due under the Amendment Agreement and Plan of Class B Reorganization.

                  4. Rights of Recession. In the event that Inteletek is not able to successfully complete the IPO within one (1) year of the date of this Amendment Agreement and Plan of Class B Reorganization, this Amendment Agreement and Plan of Class B Reorganization shall be terminated and the parties' rights with regard to any payment of the Additional Consideration shall revert to those as provided in the Amendment to Agreement and Plan of Class B Reorganization.

                  5.       Miscellaneous.

                           5.1      Further Assurances.  At  any time,  and from
time to time, after the date of this Amendment to Agreement and Plan of Class B Reorganization, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Amendment to Agreement and Plan of Class B Reorganization.

                           5.2      Waiver.  Any  failure  on  the part  of  any
party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

                           5.3      Arbitration.  Any  and  all   disputes   and
differences between or among the parties with respect to the construction or performance of the terms of this Amendment to Agreement and Plan of Class B

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

Reorganization   which  cannot  be  resolved   amicably  shall  be  resolved  by
arbitration before the American Arbitration Association in accordance with its rule then sitting in the State of New Jersey.

                           5.4      Notices.    All     notices    and     other
communications hereunder shall be in writing and shall be deemed to have given if delivered in person or if sent by prepaid first class registered or certified mail, return receipt requested, fax or recognized courier then upon receipt thereof to the following addresses:

To Sellers:                                 Donn J. Wagner and
                                            Angela S. Wagner
                                            83 East Street
                                            South Salem, NY 10590
and
                                            Edward M. Kelly and
                                            Eileen E. Kelly
                                            247-38 39th Street
                                            Little Neck, NY 11352

To Acquiree:                                Data Path Technologies, Inc.
                                            220 Tompkins Avenue
                                            Pleasantville, NY 10570

With copies to:                             Nathaniel S. Gore, Esquire
                                            Zuckerman, Gore & Brandeis, LLP
                                            900 Third Avenue
                                            New York, NY 10001

To ACT                                      Applied Cellular Technology, Inc.
                                            400 Royal Palm Way, Suite 410
                                            Palm Beach, FL 33480
                                            ATT:  Garrett A. Sullivan

with copies to:                             Paul D. Creme, Esquire
                                            Merra, Kanakis, Creme & Mellor, P.C.
                                            60 Main Street
                                            Nashua, NH 03060

To Buyer:                                   Universal Commodities Corporation
                                            2047 Rt. 130 North
                                            Burlington, NJ 08016
                                            ATT:  Marc Sherman

                           5.5      Headings.        The  section and subsection
headings in this Amendment to Agreement and Plan of Class B  Reorganization  are

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

inserted  for  convenience  only and shall not affect in any way the  meaning or
interpretation   of  this   Amendment   to   Agreement   and  Plan  of  Class  B
Reorganization.

                           5.6      Counterparts.  This Amendment  to  Agreement
and Plan of Class B Reorganization may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           5.7      Governing Law.  The laws of the State of New
Jersey  shall  govern  this   Amendment  to  Agreement   and  Plan  of  Class  B
Reorganization.

                           5.8      Binding Effect.  This Amendment to Agreement
and Plan of Class B Reorganization shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

                           5.9      Entire Agreement.     This   Amendment    to
Agreement and Plan of Class B Reorganization is the entire agreement of the parties covering everything agreed upon or understood in the transaction. In instances of inconsistencies between this Amendment to Agreement and Plan of Class B Reorganization and the Agreement of Sale the former shall govern. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof, and except as modified herein the terms and conditions of the Amendment of Agreement and Plan of Class B Reorganization, shall remain in full force and effect.

                           5.10     Severability.  If any part of this Amendment
to Agreement and Plan of Class B Reorganization is deemed to be unenforceable the balance of this Amendment to Agreement and Plan of Class B Reorganization shall remain in full force and effect.



                        THE BALANCE OF THIS PAGE HAS BEEN
                            INTENTIONALLY LEFT BLANK






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



                  IN WITNESS WHEREOF, the parties have executed this Amendment to Agreement and Plan of Class B Reorganization the day and year first above written.

                                      DATA PATH TECHNOLOGIES, INC. ("Acquiree")


                                      By:
                                         --------------------------------------
                                         Donn J. Wagner
                                         Its duly authorized President


                                      SELLERS:


                                      By:
                                         --------------------------------------
                                         Donn J. Wagner


                                      By:
                                         --------------------------------------
                                         Angela S. Wagner


                                      By:
                                         --------------------------------------
                                         Edward M. Kelly


                                      By:
                                         --------------------------------------
                                         Eileen M. Kelly


                                      APPLIED CELLULAR TECHNOLOGY, INC.
                                      ("ACT")


                                      By:
                                         --------------------------------------
                                         Garrett A. Sullivan
                                         Its duly authorized President


                                      UNIVERSAL COMMODITIES CORPORATION
                                      ("Buyer")


                                      By:
                                         --------------------------------------
                                         Marc Sherman
                                         Its duly authorized President




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